[AIM LOGO]
                              FOUR EASY WAYS TO VOTE YOUR PROXY

            INTERNET: Go to www.aiminvestments.com/proxy and follow the online directions.

            TELEPHONE:   Call 1-800-XXX-XXXX and follow the simple instructions.

            MAIL:         Vote, sign, date and return your proxy by mail.

            IN PERSON:    Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM AGGRESSIVE GROWTH FUND (THE "FUND")         PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM EQUITY FUNDS            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                HELD FEBRUARY 28, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on reverse of this proxy card, at the Special Meeting of Shareholders on February 28, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.

                    PROXY MUST BE SIGNED AND DATED BELOW.

             Dated ____________________ 2006



             Signature(s) (if held jointly)             (SIGN IN THE BOX)

             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

             PLEASE FILL IN BOX AS SHOWN USING BLACK
             OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE
             DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

              FOR                AGAINST               ABSTAIN
              [ ]                  [ ]                    [ ]

1 Approve a Plan of Reorganization (the "Plan") under which all of the assets of AIM Aggressive Growth Fund (the "Fund"), an investment portfolio of AIM Equity Funds ("Trust"), will be transferred to AIM Constellation Fund ("Buying Fund"), which is also an investment portfolio of Trust. Buying Fund will assume the liabilities of the Fund and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
                                   ENVELOPE.

[AIM LOGO]
                             FOUR EASY WAYS TO VOTE YOUR PROXY

             INTERNET: Go to www.aiminvestments.com/proxy and follow the online directions.

             TELEPHONE: Call 1-800-XXX-XXXX and follow the simple instructions.

             MAIL:      Vote, sign, date and return your proxy by mail.

             IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM BLUE CHIP FUND (THE "FUND")                    PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM EQUITY FUNDS          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                                                                        FEBRUARY 28, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on reverse of this proxy card, at the Special Meeting of Shareholders on February 28, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET, PLEASE DO NOT
                   RETURN YOUR PROXY CARD.

                   PROXY MUST BE SIGNED AND DATED BELOW.

             Dated ____________________ 2006



             Signature(s) (if held jointly)             (SIGN IN THE BOX)

             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

             PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                           FOR                AGAINST               ABSTAIN
                           [ ]                  [ ]                   [ ]

1. Approve a Plan of Reorganization (the "Plan") under which all of the assets of AIM Blue Chip Fund (the "Fund"), an investment portfolio of AIM Equity Funds, will be transferred to AIM Large Cap Growth Fund ("Buying Fund"), which is also an investment portfolio of AIM Equity Funds ("Trust"). Buying Fund will assume the liabilities of the Fund and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
                                   ENVELOPE.

[AIM LOGO]
                                    FOUR EASY WAYS TO VOTE YOUR PROXY

           INTERNET:    Go to www.aiminvestments.com/proxy and follow the online
                                            directions.

           TELEPHONE:   Call 1-800-XXX-XXXX and follow the simple instructions.

           MAIL:        Vote, sign, date and return your proxy by mail.

           IN PERSON:   Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM PREMIER EQUITY  FUND (THE "FUND")              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM FUNDS GROUP           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                                                                        FEBRUARY 28, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on reverse of this proxy card, at the Special Meeting of Shareholders on February 28, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.

                    PROXY MUST BE SIGNED AND DATED BELOW.

             Dated ____________________ 2006



             Signature(s) (if held jointly)             (SIGN IN THE BOX)

             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

             PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                               FOR                AGAINST               ABSTAIN
                               [ ]                  [ ]                    [ ]

1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of AIM Premier Equity Fund (the "Fund"), an investment portfolio of AIM Funds Group ("Trust"), will be transferred to AIM Charter Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
                                   ENVELOPE.

[AIM LOGO]
                             FOUR EASY WAYS TO VOTE YOUR PROXY

            INTERNET:  Go to www.aiminvestments.com/proxy and follow the online directions.

            TELEPHONE:   Call 1-800-XXX-XXXX and follow the simple instructions.

            MAIL:        Vote, sign, date and return your proxy by mail.

            IN PERSON:   Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM WEINGARTEN FUND (THE "FUND")                   PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM EQUITY FUNDS          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                                                                        FEBRUARY 28, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on reverse of this proxy card, at the Special Meeting of Shareholders on February 28, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

            NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.

                     PROXY MUST BE SIGNED AND DATED BELOW.

            Dated ____________________ 2006



            Signature(s) (if held jointly)           (SIGN IN THE BOX)

            NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

            PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                       FOR                AGAINST               ABSTAIN
                       [ ]                 [ ]                    [ ]

1. Approve a Plan of Reorganization (the "Plan") under which all of the assets of AIM Weingarten Fund (the "Fund"), an investment portfolio of AIM Equity Funds ("Trust"), will be transferred to AIM Constellation Fund ("Buying Fund"), which is also an investment portfolio of Trust. Buying Fund will assume the liabilities of the Fund and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
                                   ENVELOPE.